UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ITERIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On August 13, 2019, Iteris, Inc. (the “Company”) engaged D.F. King & Co., Inc. to act as the Company’s proxy solicitor in connection with the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held September 12, 2019.

The Proxy Statement for the Company’s Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 are available on the Internet by accessing www.edocumentview.com/ITI, or at www.envisionreports.com/ITI for registered holders.

If you have any questions or need assistance voting your shares, please call the Company’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor,

New York, NY 10005

Banks and Brokerage Firms, please call: (212) 269-5550

Stockholders, please call toll free: (866) 207-2239

Email: ITI@dfking.com